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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 11, 1996

                          Cascade Communications Corp.
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-24578               04-3099677
(State of other jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)        Identification No.)


        5 Carlisle Road
    Westford, Massachusetts
     (Address of principal                           01886-3601
       executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (508) 692-2600

                           No change since last report
                   (Former name or former address, if changed
                               since last report)

               TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES: 10

                         EXHIBIT INDEX APPEARS ON PAGE 4


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Item 5.  Other Events.
- ---------------------

     On July 11, 1996, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.
- ------------------------------------------

Exhibit No.                                          Exhibit
- -----------                                          -------

   99.1                                      Press release of the Company
                                             dated July 11, 1996


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CASCADE COMMUNICATIONS CORP.



                                        By: /s/ Paul E. Blondin
                                            ---------------------------------
July 11, 1996                               Paul E. Blondin
                                            Vice President Finance and
                                            Administration, Chief
                                            Financial Officer




















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                                  EXHIBIT INDEX

Exhibit No.            Description                                  Page
- -----------            -----------                                  ----

   99.1                Press release of the                          6
                       Company dated
                       July 11, 1996




















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